UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2015

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Telx Acquisition

As previously announced, Digital Realty Trust, Inc., a Maryland corporation (the “Company”), has entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Digital Delta, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), Telx Holdings, Inc., a Delaware corporation (“Telx”), and BSR LLC, as the sellers’ representative. The Merger Agreement provides for the acquisition of Telx by the Company pursuant to the merger of Merger Sub with and into Telx, with Telx as the surviving corporation (the “Telx Acquisition”).

Preferred Stock Offering

On August 13, 2015, the Company commenced an underwritten public offering of its series I preferred stock (the “Offering”). This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities.

The Company is filing certain historical financial and pro forma financial information related to the Telx Acquisition and the Offering as exhibits to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed consolidated interim financial statements of Telx as of June 30, 2015 and for the six months ended June 30, 2015 and 2014 are filed as Exhibit 99.1 hereto. The audited financial statements of Telx as of and for the years ended December 31, 2014, 2013 and 2012 (as restated) are filed as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2015 and the unaudited pro forma condensed combined income statements for the year ended December 31, 2014 and the six months ended June 30, 2015 are filed as Exhibit 99.3 hereto. Such unaudited pro forma condensed combined financial statements are not necessarily indicative of the financial position or operating results that actually would have been achieved if the adjustments set forth therein had been in effect as of the dates and for the periods indicated or that may be achieved in future periods and should be read in conjunction with the historical financial statements of the Company and Telx.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

99.1	Unaudited condensed consolidated interim financial statements of Telx Holdings, Inc. as of June 30, 2015 and for the six months ended June 30, 2015 and 2014.

99.2	Audited financial statements of Telx Holdings, Inc. as of and for the years ended December 31, 2014, 2013 and 2012 (as restated).

99.3	Unaudited pro forma condensed combined financial information of Digital Realty Trust, Inc. as of June 30, 2015 and for the year ended December 31, 2014 and the six months ended June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills Senior Vice President, General Counsel and Secretary

Date: August 13, 2015

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

99.1	Unaudited condensed consolidated interim financial statements of Telx Holdings, Inc. as of June 30, 2015 and for the six months ended June 30, 2015 and 2014.

99.2	Audited financial statements of Telx Holdings, Inc. as of and for the years ended December 31, 2014, 2013 and 2012 (as restated).

99.3	Unaudited pro forma condensed combined financial information of Digital Realty Trust, Inc. as of June 30, 2015 and for the year ended December 31, 2014 and the six months ended June 30, 2015.

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